HAMILTON LANE INCORPORATED REPORTS FIRST QUARTER FISCAL 2024 RESULTS, WITH MANAGEMENT & ADVISORY FEES GROWING BY 23% AND ASSETS UNDER MANAGEMENT GROWING BY 8% YEAR-OVER-YEAR

CONSHOHOCKEN, PENN. – August 1, 2023 – Leading private markets asset management firm Hamilton Lane Incorporated (Nasdaq: HLNE) today reported its results for the first fiscal quarter ended June 30, 2023.

FIRST QUARTER FISCAL 2024 HIGHLIGHTS

•Assets under management – Total assets under management of $117.1 billion grew 8% year-over-year. Fee-earning assets under management increased 17% to $59.7 billion over the same period.

•Revenue – Management and advisory fees of $105.4 million for the quarter represent growth of 23% versus the prior year period.

•Carried Interest – Unrealized carried interest balance of $1.1 billion was flat versus the prior year period.

•Earnings per share – GAAP EPS of $0.81 on $31.0 million of GAAP net income for the quarter.

•Dividend – Declared a quarterly dividend of $0.445 per share of Class A common stock to record holders at the close of business on September 15, 2023 that will be paid on October 5, 2023. The target full-year dividend of $1.78 represents an 11% increase from the prior fiscal year dividend.

Hamilton Lane issued a full detailed presentation of its first quarter fiscal 2024 results, which can be accessed by clicking here.

Hamilton Lane CEO Mario Giannini commented: "Building off of our fiscal 2023, we are encouraged with the strong set of results we’ve achieved to start this year. Amidst the changing macroeconomic backdrop, we continue to rely on our expertise through cycles in an effort to navigate the current landscape and best position our clients and ourselves to capitalize on attractive opportunities. We are focused on ensuring that Hamilton Lane continues to serve as a valued partner to our clients around the world, and a steady engine of transformation and growth within our asset class.”
Conference Call
Hamilton Lane will discuss first quarter fiscal 2024 results in a webcast and conference call today, Tuesday, August 1, 2023, at 11:00 a.m. Eastern Time. The call will be broadcast live via a webcast, which may be accessed on the Shareholders page of Hamilton Lane’s website.

To listen to the conference call and in order to ask questions, attendees may pre-register by clicking here and using the conference ID 67939. After registration, attendees will receive an email with dial-in details. Anyone experiencing trouble accessing the call in this manner may dial (888) 330-2028 or (437) 291-8584 for assistance.

A replay of the webcast will be available approximately two hours after the live broadcast for a period of one year and can be accessed in the same manner as the live webcast at the Shareholders page of Hamilton Lane’s website.

About Hamilton Lane
Hamilton Lane (Nasdaq: HLNE) is one of the largest private markets investment firms globally, providing innovative solutions to institutional and private wealth investors around the world. Dedicated exclusively to private markets investing for more than 30 years, the firm currently employs over 600 professionals operating in offices throughout North America, Europe, Asia Pacific and the Middle East. Hamilton Lane has $817.7 billion in assets under management and supervision, composed of $117.1 billion in discretionary assets and $700.7 billion in non-discretionary assets, as of June 30, 2023. Hamilton Lane specializes in building flexible investment programs that provide clients access to the full spectrum of private markets strategies, sectors and geographies. For more information, please visit www.hamiltonlane.com or follow Hamilton Lane on LinkedIn: https://www.linkedin.com/company/hamilton-lane/.

Forward-Looking Statements
Some of the statements in this release may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. Words such as “will,” “expect,” “believe,” “estimate,” “continue,” “anticipate,” “intend,” “plan” and similar expressions are intended to identify these forward-looking statements. Forward-looking statements discuss management’s current expectations and projections relating to our financial position, results of operations, plans, objectives, future performance and business. All forward-looking statements are subject to known and unknown risks, uncertainties and other important factors that may cause actual results to be materially different, including risks relating to: our ability to manage growth, fund performance, competition in our industry, changes in our regulatory environment and tax status; market conditions generally; our ability to access suitable investment opportunities for our clients; our ability to maintain our fee structure; our ability to attract and retain key employees; our ability to manage our obligations under our debt agreements; defaults by clients and third-party investors on their obligations to fund commitments; our exposure and that of our clients and investors to the credit risks of financial institutions at which we and they hold accounts; our ability to comply with investment guidelines set by our clients; our ability to successfully integrate acquired businesses with ours; our ability to manage risks associated with introducing new types of investment structures, products or services or entering into strategic partnerships; our ability to manage redemption or repurchase rights in certain of our funds; our ability to manage, identify and anticipate risks we face; our ability to manage the effects of events outside of our control; and our ability to receive distributions from Hamilton Lane Advisors, L.L.C. to fund our payment of dividends, taxes and other expenses.

The foregoing list of factors is not exhaustive. For more information regarding these risks and uncertainties as well as additional risks that we face, you should refer to the “Risk Factors” detailed in Part I, Item 1A of our Annual Report on Form 10-K for the fiscal year ended March 31, 2023 and in our subsequent reports filed from time to time with the Securities and Exchange Commission. The forward-looking statements included in this release are made only as of the date hereof. We undertake no obligation to update or revise any forward-looking statement as a result of new information or future events, except as otherwise required by law.

Shareholder Contact
John Oh
joh@hamiltonlane.com
+1 610 617 6026

Media Contact
Kate McGann
kmcgann@hamiltonlane.com
+1 240 888 4078

1Hamilton Lane l Global Leader in the Private Markets Fiscal Year 2024 First Quarter Results Earnings Presentation - August 1, 2023

2Hamilton Lane l Global Leader in the Private Markets Today's Speakers Erik Hirsch Vice Chairman Atul Varma Chief Financial Officer John Oh Principal - Shareholder Relations Mario Giannini Chief Executive Officer

3Hamilton Lane l Global Leader in the Private Markets Period Highlights Business Performance Financial Results Dividend • Assets under management and fee-earning assets under management were $117 billion and $60 billion, respectively, as of June 30, 2023, increases of 8% and 17%, respectively, compared to June 30, 2022 • Management and advisory fees increased 23% compared to the three months ended June 30, 2022 USD in millions except per share amounts Q1 FY24 vs. Q1 FY23 vs. Q4 FY23 Management and advisory fees $105.4 23% 10 % GAAP net income $31.0 (7) % 0 % GAAP EPS $0.81 (11) % (1) % Adjusted net income1 $50.8 3% (1) % Non-GAAP EPS1 $0.94 2% (2) % Fee Related Earnings1 $45.1 23% 11 % Adjusted EBITDA1 $61.0 (8) % 10% • Declared a quarterly dividend of $0.445 per share of Class A common stock to record holders at the close of business on September 15, 2023 1Adjusted net income, non-GAAP earnings per share, Fee Related Earnings and Adjusted EBITDA are non-GAAP financial measures. For the reconciliations of our non-GAAP financial measures to the most directly comparable GAAP financial measures and for the reasons we believe the non-GAAP measures provide useful information, see pages 20 and 21 of this presentation.

4Hamilton Lane l Global Leader in the Private Markets Total Assets Under Management/Advisement ($B) Total AUA Total AUM 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 6/30/23 $0 $200 $400 $600 $800 $1,000 Y-o-Y Growth AUM: 8 % AUA: (3) % $818B AUM & AUA Growing Asset Footprint & Influence 1 CAGR: 18% 1Data as of calendar year end 12/31 unless otherwise noted. Numbers may not tie due to rounding. $6 $7 $11 $13 $16 $19 $22 $24 $30 $32 $35 $40 $50 $59 $66 $76 $98 $108 $36 $51 $77 $79 $95 $81 $129 $147 $147 $189 $205 $292 $374 $410 $422 $581 $753 $724 $701 $117

5Hamilton Lane l Global Leader in the Private Markets Total Fee-Earning Assets Under Management ($B) $22 $25 $26 $31 $35 $32 $36 $11 $14 $16 $18 $23 $19 $24 Customized Separate Accounts Specialized Funds Mar-19 Mar-20 Mar-21 Mar-22 Mar-23 Jun-22 Jun-23 $0 $10 $20 $30 $40 $50 $60 $70 Fee-Earning AUM growth continues and annual fee rates are stable CAGR: 14% Total Management Fee Revenues as a % of Average FEAUM Fee-Earning AUM Driving Revenues *Numbers may not tie due to rounding Y-o-Y Drivers of Growth Customized Separate Accounts: • New client wins • Client re-ups Specialized Funds: • Closed 1st infrastructure fund, 2nd impact fund, and 5th direct equity fund • Fundraising 6th secondary fund, 8th credit-oriented fund, and evergreen funds .61%.56% .60% .56% .57% $42 $51 $57 $34 $39 $49 $60 .59%

6Hamilton Lane l Global Leader in the Private Markets AUM & AUA Drivers Customized Separate Accounts Specialized Funds Advisory Services Diverse mix of existing and prospective clients seeking to further or establish relationships with Hamilton Lane Typically larger clients with wide-ranging mandates which include technology- driven reporting, monitoring and analytics services and consulting services; opportunity set continues to be robust • $4.1B year-over-year increase in FEAUM • +80% of our gross contributions during the last 12 months came from existing clients • $4.4B year-over-year increase in FEAUM • Closings during Q1 FY24: ◦ Secondary fund: $493M • $24B year-over-year decrease in AUA AUM AUA Select funds in market: • Secondary fund • Credit-oriented fund • Evergreen funds

7Hamilton Lane l Global Leader in the Private Markets Financial Highlights

Consolidated Revenue

Strong growth across management and advisory fees

Management and Advisory Fees


YTD
Y-o-Y Growth: 23%
USD in Millions
$86
$105
Q1 FY23
Q1 FY24


Long-Term Growth
CAGR: 14%
USD in Millions
$195
$372
FY18
FY23

- Recurring management and advisory fees represented an average of 85% of total revenues over the past five fiscal years
- Y-o-Y increase of 23%
- $3.9 million in retroactive fees from our latest secondary fund in the quarter

Incentive Fees


YTD
Y-o-Y Growth: (60)%
USD in Millions
$50
$20
Q1 FY23
Q1 FY24


Long-Term Growth
CAGR: 26%
USD in Millions
$49
$157
FY18
FY23

- Incentive fees derived from a highly diversified pool of assets and funds
- Unrealized carried interest of $1,101 million as of 6/30/23 diversified across 3,000+ assets and over 90 funds
- Timing of realizations unpredictable

Total Revenues


YTD
Y-o-Y Growth: (8)%
USD in Millions
$136
$125
Q1 FY23
Q1 FY24


Long-Term Growth
CAGR: 17%
USD in Millions
$244
$529
FY18
FY23

- Total revenues decreased by 8%, driven by incentive fees, while management and advisory fees increased 23%

Hamilton Lane I Global Leader in the Private Markets

8

9Hamilton Lane l Global Leader in the Private Markets Unrealized Carried Interest Period Ending Ve hi cl es USD in M illions Unrealized Carried Interest $809 $1,102 $1,101 83 90 96 Unrealized Carried Interest Vehicles in Unrealized Carry Position Jun-21 Jun-22 Jun-23 0 20 40 60 80 100 $0 $250 $500 $750 $1,000 $1,250 $1,500 Unrealized Carry by Age < 5 years 42% 5-8 years 36% 8-12 years 19% > 12 years 3%

Consolidated Earnings

Stable long-term growth

Net Income Attributable to HLI

YTD

Y-o-Y Growth: (7)%


USD in Millions
$33
$31
Q1 FY23
Q1 FY24

Long-Term Growth


USD in Millions
$17
$109
FY18
FY23

- $31M in net income attributable to HLI for the quarter

Adjusted EBITDA[1]

YTD

Y-o-Y Growth: (8)%


USD in Millions
$67
$61
Q1 FY23
Q1 FY24

Long-Term Growth

CAGR: 14%


USD in Millions
$133
$260
FY18
FY23

- Y-o-Y decrease of 8% driven by lower incentive fees

Fee Related Earnings[1]

YTD

Y-o-Y Growth: 23%


USD in Millions
$37
$45
Q1 FY23
Q1 FY24

Long-Term Growth

CAGR: 14%


USD in Millions
$81
$159
FY18
FY23

- Y-o-Y growth of 23%
- Long-term double digit growth in Fee Related Earnings

[1]Adjusted EBITDA and Fee Related Earnings are non-GAAP financial measures. For the reconciliations of our non-GAAP financial measures to the most directly comparable GAAP financial measures and for the reasons we believe the non-GAAP measures provide useful information, see pages 20 and 21 of this presentation.

Hamilton Lane I Global Leader in the Private Markets

10

11Hamilton Lane l Global Leader in the Private Markets Other Key Items Strong balance sheet with investments in our own products and a modest amount of leverage... US D in M ill io ns Investments $154 $208 $374 $514 $588 $634 Mar-19 Mar-20 Mar-21 Mar-22 Mar-23 Jun-23 $0 $100 $200 $300 $400 $500 $600 $700 • For 6/30/23, the total investment balance consisted primarily of: ◦ ~$385M in investments in our funds ◦ ~$205M in technology related and other investments • Modest leverage • $198M of debt as of 6/30/23 US D in M ill io ns Leverage $221 $214 198 Jun-22 Mar-23 Jun-23 $0 $50 $100 $150 $200 $250

12Hamilton Lane l Global Leader in the Private Markets Appendix

Condensed Consolidated Statements of Income (Unaudited)

(Dollars in thousands except share and per share amounts)	Three Months Ended June 30, 2022	March 31, 2023	June 30, 2023	YoY % Change	QoQ % Change
Management and advisory fees	$85,946	$95,692	$105,407	23 %	10 %
Incentive fees	49,524	17,096	19,630	(60)%	15 %
Consolidated variable interest entities related:					
Incentive fees	39	—	—	(100)%	N/A
Total revenues	**135,509**	**112,788**	**125,037**	**(8)%**	**11 %**
Compensation and benefits	52,194	40,177	44,103	(16)%	10 %
General, administrative and other	20,513	23,329	25,761	26 %	10 %
Consolidated variable interest entities related:					
General, administrative and other	277	(35)	234	(16)%	N/A
Total expenses	**72,984**	**63,471**	**70,098**	**(4)%**	**10 %**
Equity in (loss) income of investees	(625)	12,581	11,866	N/A	(6)%
Interest expense	(1,495)	(2,590)	(2,890)	93 %	12 %
Interest income	168	950	937	458 %	(1)%
Non-operating income	4,343	6,635	232	(95)%	(96)%
Consolidated variable interest entities related:					
Equity in income of investees	732	425	132	(82)%	(69)%
Unrealized income	1,966	440	794	(60)%	80 %
Interest expense	—	—	(6)	N/A	N/A
Interest income	—	336	1,740	N/A	418 %
Total other income (expense)	**5,089**	**18,777**	**12,805**	**152 %**	**(32)%**
Income before income taxes	**67,614**	**68,094**	**67,744**	**0 %**	**(1)%**
Income tax expense	11,488	16,659	16,400	43 %	(2)%
Net income	**56,126**	**51,435**	**51,344**	**(9)%**	**0 %**
Less: Income attributable to non-controlling interests in general partnerships	308	213	1	(100)%	(99)%
Less: Income attributable to non-controlling interests in Hamilton Lane Advisors, L.L.C.	20,168	19,701	19,133	(5)%	(3)%
Less: Income attributable to redeemable non-controlling interests in Hamilton Lane Alliance Holdings I, Inc.	2,166	—	—	(100)%	N/A
Less: Income attributable to non-controlling interests in consolidated funds	—	435	1,212	N/A	179 %
Net income attributable to Hamilton Lane Incorporated	**$33,484**	**$31,086**	**$30,998**	**(7)%**	**0 %**
Basic earnings per share of Class A common stock	$0.92	$0.84	$0.82	(11)%	(2)%
Diluted earnings per share of Class A Common stock	$0.91	$0.82	$0.81	(11)%	(1)%
Weighted-average shares of Class A common stock outstanding - basic	36,999,561	37,206,876	37,707,809		
Weighted-average shares of Class A common stock outstanding - diluted	53,706,941	53,785,158	53,855,751		

Hamilton Lane I Global Leader in the Private Markets

13

Non-GAAP Financial Measures

(Dollars in thousands except share and per share amounts)	Three Months Ended June 30, 2022	March 31, 2023	June 30, 2023	YoY % Change	QoQ % Change
Adjusted EBITDA[1]					
Management and advisory fees	$85,946	$95,692	$105,407	23 %	10 %
Revenue related to consolidated funds	—	61	147	N/A	141 %
Total expenses	72,984	63,471	70,098	(4)%	10 %
Less:					
Incentive fee related compensation[2]	(23,541)	(8,120)	(9,324)	(60)%	15 %
Consolidated VIE related general, administrative and other expenses	(276)	—	(233)	(16)%	N/A
Non-operating income related compensation	—	(313)	(59)	N/A	(81)%
Management fee related expenses	49,167	55,038	60,482	23 %	10 %
Fee Related Earnings	**$36,779**	**$40,715**	**$45,072**	**23 %**	**11 %**
Fee Related Earnings Margin	**43 %**	**43 %**	**43 %**		
Incentive fees	49,563	17,096	19,630	(60)%	15 %
Incentive fees attributable to non-controlling interests	(3)	—	—	N/A	N/A
Incentive fee related compensation[2]	(23,541)	(8,120)	(9,324)	(60)%	15 %
Non-operating income related compensation	—	(313)	(59)	N/A	(81)%
Interest income	168	950	937	458 %	(1)%
Equity-based compensation	1,897	3,134	2,846	50 %	(9)%
Depreciation and amortization	1,764	1,842	1,873	6 %	2 %
Adjusted EBITDA	**$66,627**	**$55,304**	**$60,975**	**(8)%**	**10 %**
Adjusted EBITDA Margin	**49 %**	**49 %**	**49 %**		
Non-GAAP earnings per share[1]					
Net income attributable to Hamilton Lane Incorporated	**$33,484**	**$31,086**	**$30,998**	**(7)%**	**0 %**
Income attributable to non-controlling interests in Hamilton Lane Advisors, L.L.C.	20,168	19,701	19,133	(5)%	(3)%
Income tax expense	11,488	16,659	16,400	43 %	(2)%
Adjusted pre-tax net income	**65,140**	**67,446**	**66,531**	**2 %**	**(1)%**
Adjusted income taxes[3]	(15,568)	(15,884)	(15,701)	1 %	(1)%
Adjusted net income	**$49,572**	**$51,562**	**$50,830**	**3 %**	**(1)%**
Adjusted shares outstanding	**53,706,941**	**53,785,158**	**53,855,751**		
Non-GAAP earnings per share	**$0.92**	**$0.96**	**$0.94**	**2 %**	**(2)%**

[1] Adjusted EBITDA and Non-GAAP earnings per share are non-GAAP financial measures. For the reconciliations of our non-GAAP financial measures to the most directly comparable GAAP financial measures, see page 20.
[2] Incentive fee related compensation includes incentive fee compensation expense and bonus related to carried interest that is classified as base compensation.
[3] Represents corporate income taxes at our estimated statutory tax rate of 23.6% and 23.9% for the three month periods ended June 30, 2023 and 2022, respectively, applied to adjusted pre-tax net income. The 23.6% is based on a federal tax statutory rate of 21.0% and a combined state income tax rate net of federal benefits of 2.6%. The 23.9% is based on a federal tax statutory rate of 21.0% and a combined state income tax rate net of federal benefits of 2.9%.

Hamilton Lane I Global Leader in the Private Markets

14

15Hamilton Lane l Global Leader in the Private Markets Management and Advisory Fees Three Months Ended, (Dollars in thousands) June 30, 2022 March 31, 2023 June 30, 2023 YoY % Change QoQ % Change Management and advisory fees Specialized funds $43,649 $52,169 $57,716 32% 11 % Customized separate accounts 28,375 30,434 31,719 12% 4 % Advisory 6,248 5,712 6,293 1% 10 % Reporting and other 6,318 5,622 5,557 (12) % (1) % Distribution management 496 697 1,213 145% 74 % Fund reimbursement revenue 860 1,058 2,909 238% 175 % Total management and advisory fees $85,946 $95,692 $105,407 23% 10 % Reporting and other: 9% Customized separate accounts: 30% Specialized funds: 55% Advisory: 6% Three Months Ended June 30, 2023

Incentive Fees

(Dollars in thousands)	Three Months Ended June 30, 2022	March 31, 2023	June 30, 2023	YoY % Change	QoQ % Change
Incentive fees					
Direct equity funds	$24,851	$2,368	$2,331	(91)%	(2)%
Secondary funds	11,959	8,933	8,077	(32)%	(10)%
Direct credit funds	2,125	1,497	4,767	124 %	218 %
Evergreen funds	955	1,172	1,215	27 %	4 %
Other specialized funds	2,358	1,427	1,996	(15)%	40 %
Customized separate accounts	7,315	1,699	1,244	(83)%	(27)%
Incentive fees	**$49,563**	**$17,096**	**$19,630**	**(60)%**	**15 %**

	As of June 30, 2022	March 31, 2023	June 30, 2023	YoY % Change	QoQ % Change
Allocated carried interest					
Secondary Fund II	$367	$359	$320	(13)%	(11)%
Secondary Fund III	33,568	30,084	29,212	(13)%	(3)%
Secondary Fund IV	144,479	121,750	122,416	(15)%	1 %
Secondary Fund V	154,187	144,739	145,126	(6)%	0 %
Secondary Fund VI	—	5,209	13,439	N/A	158 %
Co-investment Fund II	19,865	17,047	16,363	(18)%	(4)%
Co-investment Fund III	85,416	51,139	50,810	(41)%	(1)%
Co-investment Fund IV	134,730	111,318	127,496	(5)%	15 %
Equity Opportunities Fund V	7,040	11,252	20,624	193 %	83 %
Evergreen funds	52,256	95,477	115,135	120 %	21 %
Other specialized funds	133,302	113,627	116,776	(12)%	3 %
Customized separate accounts	337,004	320,249	342,874	2 %	7 %
Total allocated carried interest	**$1,102,214**	**$1,022,250**	**$1,100,591**	**0 %**	**8 %**

Hamilton Lane I Global Leader in the Private Markets

16

Assets Under Management

(Dollars in millions)	June 30, 2022	March 31, 2023	June 30, 2023	YoY % Change	QoQ % Change
Assets under management / advisement					
Assets under management	$108,034	$111,901	$117,064	8 %	5 %
Assets under advisement	724,160	744,770	700,651	(3)%	(6)%
Total assets under management /advisement	**$832,194**	**$856,671**	**$817,715**	**(2)%**	**(5)%**
Fee-earning assets under management					
Customized separate accounts					
Balance, beginning of period	$30,938	$33,089	$34,684	12 %	5 %
Contributions	1,902	3,204	1,792	(6)%	(44)%
Distributions	(1,142)	(1,725)	(636)	(44)%	(63)%
Foreign exchange, market value and other	51	116	10	(80)%	(91)%
Balance, end of period	**$31,749**	**$34,684**	**$35,850**	**13 %**	**3 %**
Specialized funds					
Balance, beginning of period	$18,193	$21,776	$22,662	25 %	4 %
Contributions	1,435	961	1,258	(12)%	31 %
Distributions	(179)	(233)	(172)	(4)%	(26)%
Foreign exchange, market value and other	(77)	158	67	N/A	(58)%
Balance, end of period	**$19,372**	**$22,662**	**$23,815**	**23 %**	**5 %**
Total					
Balance, beginning of period	$49,131	$54,865	$57,346	17 %	5 %
Contributions	3,337	4,165	3,050	(9)%	(27)%
Distributions	(1,321)	(1,958)	(808)	(39)%	(59)%
Foreign exchange, market value and other	(26)	274	77	N/A	(72)%
Balance, end of period	**$51,121**	**$57,346**	**$59,665**	**17 %**	**4 %**

Hamilton Lane I Global Leader in the Private Markets

17

18Hamilton Lane l Global Leader in the Private Markets Condensed Consolidated Balance Sheets (Unaudited) (Dollars in thousands) March 31, 2023 June 30, 2023 Assets Cash and cash equivalents $99,686 $100,255 Restricted cash 4,804 4,805 Fees receivable 47,140 65,864 Prepaid expenses 9,817 8,007 Due from related parties 7,186 7,963 Furniture, fixtures and equipment, net 28,425 30,360 Lease right-of-use assets, net 62,327 64,396 Investments 530,921 546,080 Deferred income taxes 233,912 229,259 Other assets 46,784 28,092 Assets of consolidated variable interest entities: Cash and cash equivalents 12,062 24,909 Investments 57,044 88,260 Other assets 435 1,844 Total assets $1,140,543 $1,200,094 Liabilities and equity Accounts payable $4,559 $5,574 Accrued compensation and benefits 24,190 32,525 Accrued members' distributions 15,723 11,464 Accrued dividend 15,049 16,780 Debt 213,533 197,939 Payable to related parties pursuant to tax receivable agreement 174,702 173,818 Lease liabilities 78,817 80,994 Other liabilities (includes $14,228 and $14,149 at fair value) 32,856 33,376 Liabilities of consolidated variable interest entities: Other liabilities 6,922 5,924 Total liabilities 566,351 558,394 Total equity 574,192 641,700 Total liabilities and equity $1,140,543 $1,200,094

19Hamilton Lane l Global Leader in the Private Markets Condensed Consolidated Statements of Cash Flows (Unaudited) Three Months Ended June 30, (Dollars in thousands) 2022 2023 Operating activities Net income $56,126 $51,344 Adjustments to reconcile net income to net cash provided by operating activities: Depreciation and amortization 1,764 1,873 Change in deferred income taxes (1,043) 4,654 Change in payable to related parties pursuant to tax receivable agreement — (883) Equity-based compensation 1,897 2,846 Equity in loss (income) of investees 625 (11,866) Net realized loss on sale of investments — 288 Fair value adjustment of investments (4,344) (757) Proceeds received from partnerships 3,343 6,060 Non-cash lease expense 1,374 2,062 Other 14 36 Changes in operating assets and liabilities 3,880 5,691 Consolidated variable interest entities related (2,684) (3,375) Net cash provided by operating activities $60,952 $57,973 Investing activities Purchase of furniture, fixtures and equipment $(1,707) $(3,385) Cash paid for acquisition of business (1,500) — Purchase of investments (20,236) (1,177) Proceeds from sale of investments — 1,343 Proceeds from sale of intangible assets — 876 Distributions received from partnerships 2,227 1,676 Contributions to partnerships (35,237) (22,686) Purchase of investments — (16,369) Net cash used in investing activities $(56,453) $(39,722) Financing activities Borrowings of debt $25,000 $— Repayments of debt (457) (625) Draw-down on revolver 25,000 10,000 Repayment of revolver — (25,000) Repurchase of Class A shares for employee tax withholding — (108) Proceeds received from issuance of shares under Employee Share Purchase Plan 485 551 Dividends paid (12,947) (15,049) Members' distributions paid (30,485) (18,423) Consolidated variable interest entities related (100) 43,820 Net cash provided by (used in) financing activities $6,496 $(4,834) Increase in cash and cash equivalents, restricted cash, and cash and cash equivalents held at consolidated variable interest entities 10,995 13,417 Cash and cash equivalents, restricted cash, and cash and cash equivalents held at consolidated variable interest entities at beginning of the period 76,197 116,552 Cash and cash equivalents, restricted cash, and cash and cash equivalents held at consolidated variable interest entities at end of the period $87,192 $129,969

Non-GAAP Reconciliation

Reconciliation from Net Income

(Dollars in thousands except share and per share amounts)	Year Ended March 31, 2018	Year Ended March 31, 2023	Three Months Ended June 30 2022	Three Months Ended March 31, 2023	Three Months Ended June 30, 2023
Net income attributable to Hamilton Lane Incorporated	**$17,341**	**$109,120**	**$33,484**	**$31,086**	**$30,998**
Income attributable to non-controlling interests in general partnerships	2,448	986	308	213	1
Income attributable to non-controlling interests in Hamilton Lane Advisors, L.L.C.	86,508	71,027	20,168	19,701	19,133
Income attributable to non-controlling interests in Hamilton Lane Alliance Holdings I, Inc.	–	5,617	2,166	–	–
Income attributable to non-controlling interests in consolidated funds	–	435	–	435	1,212
Incentive fees	(49,003)	(156,879)	(49,563)	(17,096)	(19,630)
Incentive fee related compensation[1]	3,874	74,374	23,541	8,120	9,324
Consolidated VIE related general, administrative and other expenses	–	846	276	–	233
Revenue related to consolidated funds	–	61	–	61	147
Non-operating income related compensation	–	367	–	313	59
Interest income	(528)	(5,114)	(168)	(1,285)	(2,677)
Interest expense	5,989	8,617	1,495	2,590	2,896
Income tax expense	33,333	55,425	11,488	16,659	16,400
Equity in income of investees	(17,102)	(6,543)	(107)	(13,006)	(11,998)
Contingent compensation related to acquisition	3,399	–	–	–	–
Non-operating (income) expense	(5,036)	470	(6,309)	(7,076)	(1,026)
Fee Related Earnings	**$81,223**	**$158,809**	**$36,779**	**$40,715**	**$45,072**
Depreciation and amortization	1,891	7,442	1,764	1,842	1,873
Equity-based compensation	5,544	9,950	1,897	3,134	2,846
Incentive fees	49,003	156,879	49,563	17,096	19,630
Incentive fees attributable to non-controlling interests	(1,729)	(302)	(3)	–	–
Incentive fee related compensation[1]	(3,874)	(74,374)	(23,541)	(8,120)	(9,324)
Non-operating income related compensation	–	(367)	–	(313)	(59)
Interest income	528	1,789	168	950	937
Adjusted EBITDA	**$132,586**	**$259,826**	**$66,627**	**$55,304**	**$60,975**
Non-GAAP earnings per share reconciliation					
Net income attributable to Hamilton Lane Incorporated			**$33,484**	**$31,086**	**$30,998**
Income attributable to non-controlling interests in Hamilton Lane Advisors, L.L.C.			20,168	19,701	19,133
Income tax expense			11,488	16,659	16,400
Adjusted pre-tax net income			**65,140**	**67,446**	**66,531**
Adjusted income taxes[2]			(15,568)	(15,884)	(15,701)
Adjusted net income			**$49,572**	**$51,562**	**$50,830**
Adjusted shares outstanding			**53,706,941**	**53,785,158**	**53,855,751**
Non-GAAP earnings per share			**$0.92**	**$0.96**	**$0.94**

1 Incentive fee related compensation includes incentive fee compensation expense and bonus related to carried interest that is classified as base compensation.
2 Represents corporate income taxes at our estimated statutory tax rate of 23.6% and 23.9% for the three month periods ended June 30, 2023 and 2022, respectively, applied to adjusted pre-tax net income. The 23.6% is based on a federal tax statutory rate of 21.0% and a combined state income tax rate net of federal benefits of 2.6%. The 23.9% is based on a federal tax statutory rate of 21.0% and a combined state income tax rate net of federal benefits of 2.9%.

Hamilton Lane I Global Leader in the Private Markets

20

21Hamilton Lane l Global Leader in the Private Markets Terms Adjusted EBITDA is an internal measure of profitability. We believe Adjusted EBITDA is useful to investors because it enables them to better evaluate the performance of our core business across reporting periods. Adjusted EBITDA represents net income excluding (a) interest expense on our outstanding debt, (b) income tax expense, (c) depreciation and amortization expense, (d) equity-based compensation expense, (e) other non-operating income and (f) certain other significant items that we believe are not indicative of our core performance. Fee Related Earnings ("FRE") is used to highlight earnings from recurring management fees. FRE represents net income excluding (a) incentive fees and related compensation, (b) interest income and expense, (c) income tax expense, (d) equity in income of investees, (e) other non-operating income and (f) certain other significant items that we believe are not indicative of our core performance. We believe FRE is useful to investors because it provides additional insight into the operating profitability of our business. FRE is presented before income taxes. Non-GAAP earnings per share measures our per-share earnings excluding certain significant items that we believe are not indicative of our core performance and assuming all Class B and Class C units in HLA were exchanged for Class A common stock in HLI. Non-GAAP earnings per share is calculated as adjusted net income divided by adjusted shares outstanding. Adjusted net income is income before taxes fully taxed at our estimated statutory tax rate and excludes any impact of changes in carrying amount of our redeemable non-controlling interest. Adjusted shares outstanding for the three months ended June 30, 2022 and 2023 and March 31, 2023 are equal to weighted-average shares of Class A common stock outstanding - diluted. We believe adjusted net income and non-GAAP earnings per share are useful to investors because they enable them to better evaluate total and per-share operating performance across reporting periods. Our assets under management ("AUM"), as presented in these materials, comprise the assets associated with our customized separate accounts and specialized funds. AUM does not include the assets associated with our distribution management services. We classify assets as AUM if we have full discretion over the investment decisions in an account. We calculate our AUM as the sum of: (1) the net asset value of our clients' and funds' underlying investments; (2) the unfunded commitments to our clients' and funds' underlying investments; and (3) the amounts authorized for us to invest on behalf of our clients and fund investors but not committed to an underlying investment. Management fee revenue is based on a variety of factors and is not linearly correlated with AUM. However, we believe AUM is a useful metric for assessing the relative size and scope of our asset management business. Our assets under advisement ("AUA") comprise assets from clients for which we do not have full discretion to make investments in their account. We generally earn revenue on a fixed fee basis on our AUA client accounts for services including asset allocation, strategic planning, development of investment policies and guidelines, screening and recommending investments, monitoring and reporting on investments and investment manager review and due diligence. Advisory fees vary by client based on the amount of annual commitments, services provided and other factors. Since we earn annual fixed fees from the majority of our AUA clients, the growth in AUA from existing accounts does not have a material impact on our revenues. However, we view AUA growth as a meaningful benefit in terms of the amount of data we are able to collect and the degree of influence we have with fund managers. Fee-earning assets under management (Fee-earning "AUM" or "FEAUM") is a metric we use to measure the assets from which we earn management fees. Our fee-earning AUM comprise assets in our customized separate accounts and specialized funds from which we derive management fees that are generally derived from applying a certain percentage to the appropriate fee base. We classify customized separate account revenue as management fees if the client is charged an asset-based fee, which includes the majority of our discretionary AUM accounts but also includes certain non-discretionary AUA accounts. Our fee-earning AUM is equal to the amount of capital commitments, net invested capital and net asset value of our customized separate accounts and specialized funds depending on the fee terms. The vast majority of our customized separate accounts and specialized funds earn fees based on commitments or net invested capital, which are not affected by market appreciation or depreciation. Therefore, revenues and fee-earning AUM are not significantly affected by changes in market value. Our calculations of fee-earning AUM may differ from the calculations of other asset managers, and as a result, this measure may not be comparable to similar measures presented by other asset managers. Our definition of fee-earning AUM is not based on any definition that is set forth in the agreements governing the customized separate accounts or specialized funds that we manage. Hamilton Lane Incorporated (or "HLI"), a Delaware corporation, was formed for the purpose of completing an initial public offering ("IPO") and related transactions in order to carry on the business of Hamilton Lane Advisors, L.L.C. ("HLA") as a publicly-traded entity. As of the closing of our IPO on March 6, 2017, HLI became the sole managing member of HLA.

22Hamilton Lane l Global Leader in the Private Markets Disclosures Some of the statements in this presentation may constitute "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. Words such as "will", "expect", "believe", "estimate", "continue", "anticipate", "intend", "plan", and similar expressions are intended to identify these forward-looking statements. Forward-looking statements discuss management's current expectations and projections relating to our financial position, results of operations, plans, objectives, future performance and business. All forward-looking statements are subject to known and unknown risks, uncertainties and other important factors that may cause actual results to be materially different, including risks relating to: our ability to manage growth, fund performance, competition in our industry, changes in our regulatory environment and tax status; market conditions generally; our ability to access suitable investment opportunities for our clients; our ability to maintain our fee structure; our ability to attract and retain key employees; our ability to manage our obligations under our debt agreements; defaults by clients and third-party investors on their obligations to fund commitments; our exposure and that of our clients and investors to the credit risks of financial institutions at which we and they hold accounts; our ability to comply with investment guidelines set by our clients; our ability to successfully integrate acquired businesses with ours; our ability to manage risks associated with introducing new types of investment structures, products or services or entering into strategic partnerships; our ability to manage redemption or repurchase rights in certain of our funds; our ability to manage, identify and anticipate risks we face; our ability to manage the effects of events outside of our control; and our ability to receive distributions from Hamilton Lane Advisors, L.L.C. to fund our payment of dividends, taxes and other expenses. The foregoing list of factors is not exhaustive. For more information regarding these risks and uncertainties as well as additional risks we face, you should refer to the "Risk Factors" detailed in Part I, Item 1A of our Annual Report on Form 10-K for the fiscal year ended March 31, 2023 and in our subsequent reports filed from time to time with the Securities and Exchange Commission. The forward-looking statements included in this presentation are made only as of the date presented. We undertake no obligation to update or revise any forward-looking statement as a result of new information or future events, except as otherwise required by law. Values appearing in this presentation that are whole numbers are rounded approximations. As of August 1, 2023